UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2007
VOLCANO CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52045	33-0928885

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2870 Kilgore Road, Rancho Cordova, CA	95670

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 228-4728
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.
On February 13, 2007, Volcano Corporation issued a press release regarding our financial results for the fourth quarter and full year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
The information in this report, including Exhibits 99.1 and 99.2 (referenced in Item 7.01 below), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act, as amended, and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01     Regulation FD Disclosure.
A copy of the script that we will use in connection with the conference call scheduled for February 13, 2007 at 2:00 pm PST to discuss our financial results for the fourth quarter and full year ended December 31, 2006, is furnished as Exhibit 99.2 to this report.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

No.	Description

99.1	Press Release dated February 13, 2007
99.2	Conference Call Script dated February 13, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcano Corporation (Registrant)
Dated: February 13, 2007	By:	/s/ John T. Dahldorf
John T. Dahldorf
Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release dated February 13, 2007
99.2	Conference Call Script dated February 13, 2007

4